Contractual Obligations, Commercial Commitments And Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Contractual Obligations, Commercial Commitments And Contingencies [Abstract]
Contractual Obligations, Commercial Commitments And Contingencies

13. Contractual Obligations, Commercial Commitments and Contingencies

DPL Inc. – Guarantees

In the normal course of business, DPL enters into various agreements with its wholly owned subsidiaries, DPLE and DPLER and its wholly owned subsidiary, MC Squared, providing financial or performance assurance to third parties. These agreements are entered into primarily to support or enhance the creditworthiness otherwise attributed to these subsidiaries on a stand-alone basis, thereby facilitating the extension of sufficient credit to accomplish these subsidiaries' intended commercial purposes.

At June 30, 2012, DPL had $26.4 million of guarantees to third parties for future financial or performance assurance under such agreements, including $26.1 million of guarantees, on behalf of DPLE and DPLER and $0.3 million of guarantees on behalf of MC Squared. The guarantee arrangements entered into by DPL with these third parties cover select present and future obligations of DPLE, DPLER and MC Squared to such beneficiaries and are terminable by DPL upon written notice within a certain time to the beneficiaries. The carrying amount of obligations for commercial transactions covered by these guarantees and recorded in our Condensed Consolidated Balance Sheets was $1.0 million at June 30, 2012.

To date, DPL has not incurred any losses related to the guarantees of DPLE's, DPLER's and MC Squared's obligations and we believe it is remote that DPL would be required to perform or incur any losses in the future associated with any of the above guarantees of DPLE's, DPLER's and MC Squared's obligations.

Equity Ownership Interest

DP&L owns a 4.9% equity ownership interest in an electric generation company which is recorded using the cost method of accounting under GAAP. As of June 30, 2012, DP&L could be responsible for the repayment of 4.9%, or $69.2 million, of a $1,411.4 million debt obligation that features maturities from 2013 to 2040. This would only happen if this electric generation company defaulted on its debt payments. As of June 30, 2012, we have no knowledge of such a default.

Commercial Commitments and Contractual Obligations

There have been no material changes, outside the ordinary course of business, to our commercial commitments and to the information disclosed in the contractual obligations table in our Form 10-K for the fiscal year ended December 31, 2011.

Contingencies

In the normal course of business, we are subject to various lawsuits, actions, proceedings, claims and other matters asserted under laws and regulations. We believe the amounts provided in our Condensed Consolidated Financial Statements, as prescribed by GAAP, are adequate in light of the probable and estimable contingencies. However, there can be no assurances that the actual amounts required to satisfy alleged liabilities from various legal proceedings, claims, tax examinations and other matters discussed below, and to comply with applicable laws and regulations, will not exceed the amounts reflected in our Condensed Consolidated Financial Statements. As such, costs, if any, that may be incurred in excess of those amounts provided as of June 30, 2012, cannot be reasonably determined.

Environmental Matters

DPL, DP&L and our subsidiaries' facilities and operations are subject to a wide range of federal, state and local environmental regulations and laws. As well as imposing continuing compliance obligations, these laws and regulations authorize the imposition of substantial penalties for noncompliance, including fines, injunctive relief and other sanctions. In the normal course of business, we have investigatory and remedial activities underway at these facilities to comply, or to determine compliance, with such regulations. We record liabilities for losses that are probable of occurring and can be reasonably estimated in accordance with the provisions of GAAP. We have estimated liabilities of approximately $4.3 million for environmental matters. We evaluate the potential liability related to probable losses quarterly and may revise our estimates. Such revisions in the estimates of the potential liabilities could have a material adverse effect on our results of operations, financial condition or cash flows.

We have several pending environmental matters associated with our power plants. Some of these matters could have material adverse impacts on our business and on the operation of the power plants; especially the plants that do not have SCR and FGD equipment installed to further control certain emissions. Currently, Hutchings and Beckjord are our only coal-fired power plants that do not have this equipment installed. DP&L owns 100% of the Hutchings station and a 50% interest in Beckjord Unit 6.

On July 15, 2011, Duke Energy, a co-owner at the Beckjord Unit 6 facility, filed their Long-term Forecast Report with the PUCO. The plan indicated that Duke Energy plans to cease production at the Beckjord Station, including our jointly owned Unit 6, in December 2014. This was followed by a notification by Duke Energy to PJM, dated February 1, 2012, of a planned April 1, 2015 deactivation of this unit. Beckjord Unit 6 was valued at zero at the Merger date.

We are considering options for the Hutchings station, but have not yet made a final decision. DP&L has informed PJM that Hutchings Unit 4 has incurred damage to a rotor and will be deactivated and unavailable for service until at least June 1, 2014, if ever. In addition, DP&L has notified PJM that Hutchings Units 1 and 2 will be deactivated by June 1, 2015.

DPL revalued DP&L's investment in the above plants at the estimated fair value for each plant at the Merger date.

Environmental Matters Related to Air Quality

Clean Air Act Compliance

In 1990, the federal government amended the CAA to further regulate air pollution. Under the CAA, the USEPA sets limits on, among other things, how much of certain designated pollutants can be in the ambient air anywhere in the United States. The CAA allows individual states to have stronger pollution controls than those set under the CAA, but states are not allowed to have weaker pollution controls than those set for the whole country. The CAA has a material effect on our operations and such effects are detailed below with respect to certain programs under the CAA.

Cross-State Air Pollution Rule

The Clean Air Interstate Rule (CAIR) final rules were published on May 12, 2005. CAIR created an interstate trading program for annual NOx emission allowances and made modifications to an existing trading program for SO2. Litigation brought by entities not including DP&L resulted in a decision by the U.S. Court of Appeals for the Disctrict of Columbia on July 11, 2008 to vacate CAIR and its associated Federal Implementation Plan. On December 23, 2008, the U.S. Court of Appeals issued an order on reconsideration that permits CAIR to remain in effect until the USEPA issues new regulations that would conform to the CAA requirements and the Court's July 2008 decision.

In an attempt to conform to the Court's decision, on July 6, 2010, the USEPA proposed the Clean Air Transport Rule (CATR). These rules were finalized as the Cross-State Air Pollution Rule (CSAPR) on July 6, 2011, but subsequent litigation has resulted in their implementation being delayed indefinitely.  CSAPR creates four separate trading programs: two SO2 areas (Group 1 and Group 2); and two NOx reduction requirements (annual and ozone season). Group 1 states (16 states including Ohio) would have had to meet a 2012 cap and additional reductions in 2014. Group 2 states (7 states) will only have had to meet the 2012 cap. We do not believe the rule will have a material effect on our operations in 2012.  The Ohio EPA has a State Implementation Plan (SIP) that incorporates the CAIR program requirements, which remain in effect pending judicial review of CSAPR. If CSAPR becomes effective, it is expected to institute a Federal Implementation Plan (FIP) in lieu of state SIPs and allow for the states to develop SIPs for approval as early as 2013. DP&L is unable to estimate the impact of any new requirements; however, CSAPR could have a material effect on our operations.

Mercury and Other Hazardous Air Pollutants

On May 3, 2011, the USEPA published proposed Maximum Achievable Control Technology (MACT) standards for coal- and oil-fired electric generating units. The standards include new requirements for emissions of mercury and a number of other heavy metals. The USEPA Administrator signed the final rule, now called MATS (Mercury and Air Toxics Standards), on December 16, 2011, and the rule was published in the Federal Register on February 16, 2012. Affected electric generating units (EGUs) will have to come into compliance with the new requirements by April 16, 2015, but may be granted an additional year contingent on Ohio EPA approval. DP&L is evaluating the costs that may be incurred to comply with the new requirement; however, MATS could have a material adverse effect on our operations and result in material compliance costs.

On April 29, 2010, the USEPA issued a proposed rule that would reduce emissions of toxic air pollutants from new and existing industrial, commercial and institutional boilers, and process heaters at major and area source facilities. The final rule was published in the Federal Register on March 21, 2011. This regulation affects seven auxiliary boilers used for start-up purposes at DP&L's generation facilities. The regulations contain emissions limitations, operating limitations and other requirements. In December 2011, the USEPA proposed additional changes to this rule and solicited comments. Compliance costs are not expected to be material to DP&L's operations.

On May 3, 2010, the USEPA finalized the "National Emissions Standards for Hazardous Air Pollutants" for compression ignition (CI) reciprocating internal combustion engines (RICE). The units affected at DP&L are 18 diesel electric generating engines and eight emergency "black start" engines. The existing CI RICE units must comply by May 3, 2013. The regulations contain emissions limitations, operating limitations and other requirements. Compliance costs for DP&L's operations are not expected to be material.

Carbon and Other Greenhouse Gas Emissions

In response to a U.S. Supreme Court decision that the USEPA has the authority to regulate CO2 emissions from motor vehicles, the USEPA made a finding that CO2 and certain other GHGs are pollutants under the CAA. Subsequently, under the CAA, USEPA determined that CO2 and other GHGs from motor vehicles threaten the health and welfare of future generations by contributing to climate change. This finding became effective in January 2010. On June 26, 2012 D.C. Circuit Court upheld this finding and other GHG regulations following challenges from industry and state opponents. On April 1, 2010, USEPA signed the "Light-Duty Vehicle Greenhouse Gas Emission Standards and Corporate Average Fuel Economy Standards" rule. Under USEPA's view, this is the final action that renders CO2 and other GHGs "regulated air pollutants" under the CAA.

Under USEPA regulations finalized in May 2010 (referred to as the "Tailoring Rule"), the USEPA began regulating GHG emissions from certain stationary sources in January 2011. The Tailoring Rule sets forth criteria for determining which facilities are required to obtain permits for their GHG emissions pursuant to the CAA Prevention of Significant Deterioration and Title V operating permit programs. Under the Tailoring Rule, permitting requirements are being phased in through successive steps that may expand the scope of covered sources over time. The USEPA has issued guidance on what the best available control technology entails for the control of GHGs and individual states are required to determine what controls are required for facilities on a case-by-case basis. The ultimate impact of the Tailoring Rule to DP&L cannot be determined at this time, but the cost of compliance could be material.

On April 13, 2012, the USEPA published its proposed GHG standards for new electric generating units (EGUs) under CAA subsection 111(b), which would require certain new EGUs to meet a standard of 1,000 pounds of CO2 per megawatt-hour, a standard based on the emissions limitations achievable through natural gas combined cycle generation. The proposal anticipates that affected coal-fired units would need to install carbon capture and storage or other expensive CO2 emission control technology to meet the standard. Furthermore, the USEPA may propose and promulgate guidelines for states to address GHG standards for existing EGUs under CAA subsection 111(d). These latter rules may focus on energy efficiency improvements at power plants. We cannot predict the effect of these standards, if any, on DP&L's operations.

Approximately 99% of the energy we produce is generated by coal. DP&L's share of CO2 emissions at generating stations we own and co-own is approximately 16 million tons annually. Further GHG legislation or regulation finalized at a future date could have a significant effect on DP&L's operations and costs, which could adversely affect our net income, cash flows and financial condition. However, due to the uncertainty associated with such legislation or regulation, we cannot predict the final outcome or the financial impact that such legislation or regulation may have on DP&L.

On September 22, 2009, the USEPA issued a final rule for mandatory reporting of GHGs from large sources that emit 25,000 metric tons per year or more of GHGs, including EGUs. DP&L has submitted to USEPA GHG emission reports for 2012 and 2011. While this reporting rule will guide development of policies and programs to reduce emissions, DP&L does not anticipate that the reporting rule will itself result in any significant cost or other effect on current operations.

Litigation, Notices of Violation and Other Matters Related to Air Quality

Litigation Involving Co-Owned Plants

On June 20, 2011, the U.S. Supreme Court ruled that the USEPA's regulation of GHGs under the CAA displaced any right that plaintiffs may have had to seek similar regulation through federal common law litigation in the court system. Although we are not named as a party to these lawsuits, DP&L is a co-owner of coal-fired plants with Duke Energy and AEP (or their subsidiaries) that could have been affected by the outcome of these lawsuits or similar suits that may have been filed against other electric power companies, including DP&L. Because the issue was not squarely before it, the U.S. Supreme Court did not rule against the portion of plaintiffs' original suits that sought relief under state law.

As a result of a 2008 consent decree entered into with the Sierra Club and approved by the U.S. District Court for the Southern District of Ohio, DP&L and the other owners of the J.M. Stuart generating station are subject to certain specified emission targets related to NOx, SO2 and particulate matter. The consent decree also includes commitments for energy efficiency and renewable energy activities. An amendment to the consent decree was entered into and approved in 2010 to clarify how emissions would be computed during malfunctions. Continued compliance with the consent decree, as amended, is not expected to have a material effect on DP&L's results of operations, financial condition or cash flows in the future.

Notices of Violation Involving Co-Owned Plants

In November 1999, the USEPA filed civil complaints and NOVs against operators and owners of certain generation facilities for alleged violations of the CAA. Generation units operated by Duke Energy (Beckjord Unit 6) and CSP (Conesville Unit 4) and co-owned by DP&L were referenced in these actions. Although DP&L was not identified in the NOVs, civil complaints or state actions, the results of such proceedings could materially affect DP&L's co-owned plants.

In June 2000, the USEPA issued an NOV to the DP&L-operated J.M. Stuart generating station (co-owned by DP&L, Duke Energy, and CSP) for alleged violations of the CAA. The NOV contained allegations that Stuart station engaged in projects between 1978 and 2000 without New Source Review and Prevention of Significant Deterioration permits that resulted in significant increases in particulate matter, SO2, and NOx. These allegations are consistent with NOVs and complaints that the USEPA had brought against numerous other coal-fired utilities in the Midwest. The NOV indicated the USEPA may: (1) issue an order requiring compliance with the requirements of the Ohio SIP; or (2) bring a civil action seeking injunctive relief and civil penalties of up to $27,500 per day for each violation. To date, neither action has been taken. DP&L cannot predict the outcome of this matter.

In December 2007, the Ohio EPA issued an NOV to the DP&L-operated Killen generating station (co-owned by DP&L and Duke Energy) for alleged violations of the CAA. The NOV alleged deficiencies in the continuous monitoring of opacity. We submitted a compliance plan to the Ohio EPA on December 19, 2007. To date, no further actions have been taken by the Ohio EPA.

On March 13, 2008, Duke Energy, the operator of the Zimmer generating station, received an NOV and a Finding of Violation (FOV) from the USEPA alleging violations of the CAA, the Ohio State Implementation Program (SIP) and permits for the station in areas including SO2, opacity and increased heat input. A second NOV and FOV with similar allegations was issued on November 4, 2010. Also in 2010, USEPA issued an NOV to Zimmer for excess emissions. DP&L is a co-owner of the Zimmer generating station and could be affected by the eventual resolution of these matters. Duke Energy is expected to act on behalf of itself and the co-owners with respect to these matters. DP&L is unable to predict the outcome of these matters.

Notices of Violation Involving Wholly Owned Plants

In 2007, the Ohio EPA and the USEPA issued NOVs to DP&L for alleged violations of the CAA at the Hutchings station. The NOVs' alleged deficiencies relate to stack opacity and particulate emissions. Discussions are under way with the USEPA, the U.S. Department of Justice and Ohio EPA. On November 18, 2009, the USEPA issued an NOV to DP&L for alleged NSR violations of the CAA at the Hutchings station relating to capital projects performed in 2001 involving Unit 3 and Unit 6. DP&L does not believe that the projects described in the NOV were modifications subject to NSR. DP&L is engaged in discussions with the USEPA and the U.S. Department of Justice to resolve these matters, but DP&L is unable to determine the timing, costs or method by which these issues may be resolved. The Ohio EPA is kept apprised of these discussions.

Environmental Matters Related to Water Quality, Waste Disposal and Ash Ponds

Clean Water Act – Regulation of Water Intake

On July 9, 2004, the USEPA issued final rules pursuant to the Clean Water Act governing existing facilities that have cooling water intake structures. The rules require an assessment of impingement and/or entrainment of organisms as a result of cooling water withdrawal. A number of parties appealed the rules. In April 2009, the U.S. Supreme Court ruled that the USEPA did have the authority to compare costs with benefits in determining best technology available. The USEPA released new proposed regulations on March 28, 2011, published in the Federal Register on April 20, 2011. We submitted comments to the proposed regulations on August 17, 2011. It is anticipated that the final rules will be promulgated in mid-2013. We do not yet know the effect these proposed rules will have on our operations.

Clean Water Act – Regulation of Water Discharge

In December 2006, we submitted an application for the renewal of the Stuart station NPDES Permit that was due to expire on June 30, 2007. In July 2007, we received a draft permit proposing to continue our authority to discharge water from the station into the Ohio River. On February 5, 2008, we received a letter from the Ohio EPA indicating that they intended to impose a compliance schedule as part of the final Permit, that requires us to implement one of two diffuser options for the discharge of water from the station into the Ohio River as identified in a thermal discharge study completed during the previous permit term. Subsequently, DP&L and the Ohio EPA reached an agreement to allow DP&L to restrict public access to the water discharge area as an alternative to installing one of the diffuser options. Ohio EPA issued a revised draft permit that was received on November 12, 2008. In December 2008, the USEPA requested that the Ohio EPA provide additional information regarding the thermal discharge in the draft permit. In June 2009, DP&L provided information to the USEPA in response to their request to the Ohio EPA. In September 2010, the USEPA formally objected to a revised permit provided by Ohio EPA due to questions regarding the basis for the alternate thermal limitation. In December 2010, DP&L requested a public hearing on the objection, which was held on March 23, 2011. We participated in and presented our position on the issue at the hearing and in written comments submitted on April 28, 2011. In a letter to the Ohio EPA dated September 28, 2011, the USEPA reaffirmed its objection to the revised permit as previously drafted by the Ohio EPA. This reaffirmation stipulated that if the Ohio EPA does not re-draft the permit to address the USEPA's objection, then the authority for issuing the permit will pass to the USEPA. The Ohio EPA issued another draft permit in December 2011 and a public hearing was held on February 2, 2012. The draft permit would require DP&L, over the 54 months following issuance of a final permit, to take undefined actions to lower the temperature of its discharged water to a level unachievable by the station under its current design or alternatively make other significant modifications to the cooling water system. DP&L submitted comments to the draft permit and is considering legal options. On May 17, 2012, we met with Ohio EPA to discuss this matter. It is not known what additional actions the agency might take. Depending on the outcome of the process, the effects could be material on DP&L's operations.

In September 2009, the USEPA announced that it will be revising technology-based regulations governing water discharges from steam electric generating facilities. The rulemaking included the collection of information via an industry-wide questionnaire as well as targeted water sampling efforts at selected facilities. It is anticipated that the USEPA will release a proposed rule by November 2012 with a final regulation in place by early 2014. At present, DP&L is unable to predict the impact this rulemaking will have on its operations.

In April 2012, DP&L received an NOV related to the construction of the Carter Hollow landfill at the J.M. Stuart station. The NOV indicated that construction activities caused sediment to flow into downstream creeks. In addition, the U.S. Army Corps of Engineers issued a Cease and Desist order followed by a notice suspending the previously issued Corps permit authorizing work associated with the landfill. USEPA has indicated that they may take additional enforcement action. DP&L has installed sedimentation ponds as part of the runoff control measures to address this issue and is working with the various agencies to resolve their concerns. This may affect the landfill's construction schedule and delay its operational date. DP&L has accrued an immaterial amount for anticipated penalties related to this issue.

Regulation of Waste Disposal

In September 2002, DP&L and other parties received a special notice that the USEPA considers us to be a PRP for the clean-up of hazardous substances at the South Dayton Dump landfill site. In August 2005, DP&L and other parties received a general notice regarding the performance of a Remedial Investigation and Feasibility Study (RI/FS) under a Superfund Alternative Approach. In October 2005, DP&L received a special notice letter inviting it to enter into negotiations with the USEPA to conduct the RI/FS. No recent activity has occurred with respect to that notice or PRP status. However, on August 25, 2009, the USEPA issued an Administrative Order requiring that access to DP&L's service center building site, which is across the street from the landfill site, be given to the USEPA and the existing PRP group to help determine the extent of the landfill site's contamination as well as to assess whether certain chemicals used at the service center building site might have migrated through groundwater to the landfill site. DP&L granted such access and drilling of soil borings and installation of monitoring wells occurred in late 2009 and early 2010. On May 24, 2010, three members of the existing PRP group, Hobart Corporation, Kelsey-Hayes Company and NCR Corporation, filed a civil complaint in the United States District Court for the Southern District of Ohio against DP&L and numerous other defendants alleging that DP&L and the other defendants contributed to the contamination at the South Dayton Dump landfill site and seeking reimbursement of the PRP group's costs associated with the investigation and remediation of the site. On February 10, 2011, the Court dismissed claims against DP&L that related to allegations that chemicals used by DP&L at its service center contributed to the landfill site's contamination. The Court, however, did not dismiss claims alleging financial responsibility for remediation costs based on hazardous substances from DP&L that were allegedly directly delivered by truck to the landfill. Discovery, including depositions of past and present DP&L employees, is ongoing. In June 2012, DP&L filed a motion for summary judgment on grounds that the remaining claims for contribution are barred by a statute of limitations. The plaintiffs opposed that motion and, additionally, have filed a motion seeking Court leave to amend their complaint to add more than 20 new defendants to the case and to recharacterize and re-allege claims against DP&L that the Court dismissed in its February 10, 2011 order. While DP&L is unable to predict the outcome of these matters, if DP&L were required to contribute to the clean-up of the site, it could have a material adverse effect on its operations.

In December 2003, DP&L and other parties received a special notice that the USEPA considers us to be a PRP for the clean-up of hazardous substances at the Tremont City landfill site. Information available to DP&L does not demonstrate that it contributed hazardous substances to the site. While DP&L is unable to predict the outcome of this matter, if DP&L were required to contribute to the clean-up of the site, it could have a material adverse effect on its operations.

On April 7, 2010, the USEPA published an Advance Notice of Proposed Rulemaking announcing that it is reassessing existing regulations governing the use and distribution in commerce of polychlorinated biphenyls (PCBs). While this reassessment is in the early stages and the USEPA is evaluating information from potentially affected parties on how it should proceed, the outcome may have a material adverse effect on DP&L. The USEPA has indicated that a proposed rule will be released in late 2012. At present, DP&L is unable to predict the impact this initiative will have on its operations.

Regulation of Ash Ponds

In March 2009, the USEPA, through a formal Information Collection Request, collected information on ash pond facilities across the country, including those at Killen and J.M. Stuart stations. Subsequently, the USEPA collected similar information for the Hutchings station.

In August 2010, the USEPA conducted an inspection of the Hutchings station ash ponds. In June 2011, the USEPA issued a final report from the inspection including recommendations relative to the Hutchings station ash ponds. DP&L is unable to predict whether there will be additional USEPA action relative to DP&L's proposed plan or the effect on operations that might arise under a different plan.

In June 2011, the USEPA conducted an inspection of the Killen station ash ponds. In June 2012, the USEPA issued a draft report from the inspection that noted no significant issues with the ash ponds. DP&L is unable to predict the outcome this inspection will have on its operations.

There has been increasing advocacy to regulate coal combustion byproducts under the Resource Conservation Recovery Act (RCRA). On June 21, 2010, the USEPA published a proposed rule seeking comments on two options under consideration for the regulation of coal combustion byproducts including regulating the material as a hazardous waste under RCRA Subtitle C or as a solid waste under RCRA Subtitle D. The USEPA anticipates issuing a final rule on this topic in late 2012. DP&L is unable to predict the financial effect of this regulation, but if coal combustion byproducts are regulated as hazardous waste, it is expected to have a material adverse effect on operations.

Notice of Violation Involving Co-Owned Plants

On September 9, 2011, DP&L received a notice of violation from the USEPA with respect to its co-owned J.M. Stuart generating station based on a compliance evaluation inspection conducted by the USEPA and Ohio EPA in 2009. The notice alleged non-compliance by DP&L with certain provisions of the RCRA, the Clean Water Act NPDES permit program and the station's storm water pollution prevention plan. The notice requested that DP&L respond with the actions it has subsequently taken or plans to take to remedy the USEPA's findings and ensure that further violations will not occur. Based on its review of the findings, although there can be no assurance, we believe that the notice will not result in any material effect on DP&L's results of operations, financial condition or cash flow.

Legal and Other Matters

In February 2007, DP&L filed a lawsuit in the United States District Court for Southern District of Ohio against Appalachian Fuels, LLC ("Appalachian") seeking damages incurred due to Appalachian's failure to supply approximately 1.5 million tons of coal to two commonly owned plants under a coal supply agreement, of which approximately 570 thousand tons was DP&L's share. DP&L obtained replacement coal to meet its needs. Appalachian has denied liability, and is currently in federal bankruptcy proceedings in which DP&L is participating as an unsecured creditor. DP&L is unable to determine the ultimate resolution of this matter. DP&L has not recorded any assets relating to possible recovery of costs in this lawsuit.

In connection with DP&L and other utilities joining PJM, in 2006, the FERC ordered utilities to eliminate certain charges to implement transitional payments, known as SECA, effective December 1, 2004 through March 31, 2006, subject to refund. Through this proceeding, DP&L was obligated to pay SECA charges to other utilities, but received a net benefit from these transitional payments. A hearing was held and an initial decision was issued in August 2006. A final FERC order on this issue was issued on May 21, 2010 that substantially supports DP&L's and other utilities' position that SECA obligations should be paid by parties that used the transmission system during the timeframe stated above. Prior to this final order being issued, DP&L entered into a significant number of bilateral settlement agreements with certain parties to resolve the matter, which by design will be unaffected by the final decision. On July 5, 2012, a Stipulation was executed and filed with the FERC that resolves SECA claims against BP Energy Company ("BP") and DP&L, AEP (and its subsidiaries) and Exelon Corporation (and its subsidiaries'). If the Stipulation is approved, DP&L would receive approximately $14.6 million from BP. DP&L will record the settlement of the BP claims once FERC approval is received. With respect to these claims, DP&L management has deferred $18.1 million and $17.8 million as of June 30, 2012 and December 31, 2011, respectively, as Other deferred credits representing the amount of unearned income and interest where the earnings process is not complete. The amount at June 30, 2012 and December 31, 2011 includes estimated earnings and interest of $5.4 million and $5.2 million, respectively.

On September 30, 2011, the FERC issued two SECA-related orders that affirmed an earlier order issued in 2010 by denying the rehearing requests that a number of different parties, including DP&L, had filed. These orders are now final, but on appeal subject to appellate court review. These orders do not affect settlements that had been reached with other parties that owed SECA revenues to DP&L or were recipients of amounts paid by DP&L. For other parties that have not yet previously settled with DP&L, the exact timing and amounts of any payments that would be made or received by DP&L under these orders is still uncertain.

Lawsuits were filed in connection with the Merger seeking, among other things, one or more of the following: to enjoin consummation of the Merger until certain conditions were met, to rescind the Merger or for rescissory damages, or to commence a sale process and/or obtain an alternative transaction or to recover an unspecified amount of other damages and costs, including attorneys' fees and expenses, or a constructive trust or an accounting from the individual defendants for benefits they allegedly obtained as a result of their alleged breach of duty. All of these lawsuits, except one, were resolved and/or dismissed prior to the March 28, 2012 filing of our Form 10-K for the fiscal year ending December 31, 2011, and were discussed in that and previous reports we filed. The last of these lawsuits was dismissed on March 29, 2012.

18. Contractual Obligations, Commercial Commitments and Contingencies

DPL – Guarantees

In the normal course of business, DPL enters into various agreements with its wholly-owned subsidiaries, DPLE and DPLER and its wholly-owned subsidiary, MC Squared, providing financial or performance assurance to third parties. These agreements are entered into primarily to support or enhance the creditworthiness otherwise attributed to these subsidiaries on a stand-alone basis, thereby facilitating the extension of sufficient credit to accomplish these subsidiaries' intended commercial purposes.

At December 31, 2011, DPL had $54.4 million of guarantees to third parties for future financial or performance assurance under such agreements, including $47.1 million of guarantees on behalf of DPLE and DPLER and $7.3 million of guarantees on behalf of MC Squared. The guarantee arrangements entered into by DPL with these third parties cover select present and future obligations of DPLE, DPLER and MC Squared to such beneficiaries and are terminable by DPL upon written notice within a certain time to the beneficiaries. The carrying amount of obligations for commercial transactions covered by these guarantees and recorded in our Consolidated Balance Sheets was $0.1 million and $1.7 million at December 31, 2011 and 2010, respectively.

To date, DPL has not incurred any losses related to the guarantees of DPLE's, DPLER's and MC Squared's obligations and we believe it is remote that DPL would be required to perform or incur any losses in the future associated with any of the above guarantees of DPLE's, DPLER's and MC Squared's obligations.

Equity Ownership Interest

DP&L owns a 4.9% equity ownership interest in an electric generation company which is recorded using the cost method of accounting under GAAP. As of December 31, 2011, DP&L could be responsible for the repayment of 4.9%, or $65.3 million, of a $1,332.3 million debt obligation comprised of both fixed and variable rate securities with maturities between 2013 and 2040. This would only happen if this electric generation company defaulted on its debt payments. As of December 31, 2011, we have no knowledge of such a default.

Contractual Obligations and Commercial Commitments

We enter into various contractual obligations and other commercial commitments that may affect the liquidity of our operations. At December 31, 2011, these include:

		Payment Due
		Less than		1 - 3	3 - 5	More Than
$ in millions	Total	1	Year	Years	Years	5 Years

Long-term debt	$2,599.1	$0.4		$895.6	$450.2	$1,252.9
Interest payments	1,171.2	138.6		243.9	203.5	585.2
Pension and postretirement payments	261.1	25.6		50.8	52.1	132.6
Capital leases	0.7	0.3		0.4	-	-
Operating leases	1.5	0.5		0.8	0.2	-
Coal contracts (a)	818.6	233.4		265.6	162.6	157.0
Limestone contracts (a)	34.8	5.8		11.6	11.6	5.8
Purchase orders and other contractual obligations	71.3	57.5		7.8	6.0	-
Total contractual obligations	$4,958.3	$462.1		$1,476.5	$886.2	$2,133.5

(a) Total at DP&L-operated units

Long-term debt:

DPL's long-term debt as of December 31, 2011, consists of DPL's unsecured notes and unsecured term loan, along with DP&L's first mortgage bonds, tax-exempt pollution control bonds, capital leases, and the Wright-Patterson Air Force Base debt facility. These long-term debt amounts include current maturities but exclude unamortized debt discounts and fair value adjustments.

DP&L's long-term debt as of December 31, 2011, consists of first mortgage bonds, tax-exempt pollution control bonds, capital leases, and the Wright-Patterson Air Force Base debt facility. These long-term debt amounts include current maturities but exclude unamortized debt discounts. See Note 7 for additional information.

Interest payments:

Interest payments are associated with the long-term debt described above. The interest payments relating to variable-rate debt are projected using the interest rate prevailing at December 31, 2011.

Pension and postretirement payments:

As of December 31, 2011, DPL, through its principal subsidiary DP&L, had estimated future benefit payments as outlined in Note 9. These estimated future benefit payments are projected through 2020.

Capital leases:

As of December 31, 2011, DPL, through its principal subsidiary DP&L, had two immaterial capital leases that expire in 2013 and 2014.

Operating leases:

As of December 31, 2011, DPL, through its principal subsidiary DP&L, had several immaterial operating leases with various terms and expiration dates.

Coal contracts:

DPL, through its principal subsidiary DP&L, has entered into various long-term coal contracts to supply the coal requirements for the generating plants it operates. Some contract prices are subject to periodic adjustment and have features that limit price escalation in any given year.

Limestone contracts:

DPL, through its principal subsidiary DP&L, has entered into various limestone contracts to supply limestone used in the operation of FGD equipment at its generating facilities.

Purchase orders and other contractual obligations:

As of December 31, 2011, DPL had various other contractual obligations including non-cancelable contracts to purchase goods and services with various terms and expiration dates.

Reserve for uncertain tax positions:

Due to the uncertainty regarding the timing of future cash outflows associated with our unrecognized tax benefits of $25.0 million, we are unable to make a reliable estimate of the periods of cash settlement with the respective tax authorities and have not included such amounts in the contractual obligations table above.

Contingencies

In the normal course of business, we are subject to various lawsuits, actions, proceedings, claims and other matters asserted under laws and regulations. We believe the amounts provided in our Consolidated Financial Statements, as prescribed by GAAP, are adequate in light of the probable and estimable contingencies. However, there can be no assurances that the actual amounts required to satisfy alleged liabilities from various legal proceedings, claims, tax examinations, and other matters, including the matters discussed below, and to comply with applicable laws and regulations, will not exceed the amounts reflected in our Consolidated Financial Statements. As such, costs, if any, that may be incurred in excess of those amounts provided as of December 31, 2011, cannot be reasonably determined.

Environmental Matters

DPL, DP&L and our subsidiaries' facilities and operations are subject to a wide range of environmental regulations and laws by federal, state and local authorities. As well as imposing continuing compliance obligations, these laws and regulations authorize the imposition of substantial penalties for noncompliance, including fines, injunctive relief and other sanctions. In the normal course of business, we have investigatory and remedial activities underway at these facilities to comply, or to determine compliance, with such regulations. We record liabilities for losses that are probable of occurring and can be reasonably estimated. We have estimated liabilities of approximately $3.4 million for environmental matters. We evaluate the potential liability related to probable losses quarterly and may revise our estimates. Such revisions in the estimates of the potential liabilities could have a material effect on our results of operations, financial condition or cash flows.

We have several pending environmental matters associated with our power plants. Some of these matters could have material adverse impacts on the operation of the power plants; especially the plants that do not have SCR and FGD equipment installed to further control certain emissions. Currently, Hutchings and Beckjord are our only coal-fired power plants that do not have this equipment installed. DP&L owns 100% of the Hutchings plant and a 50% interest in Beckjord Unit 6.

On July 15, 2011, Duke Energy, co-owner at the Beckjord Unit 6 facility, filed their Long-term Forecast Report with the PUCO. The plan indicated that Duke Energy plans to cease production at the Beckjord Station, including our jointly-owned Unit 6, in December 2014. We do not believe that any additional accruals are needed as a result of this decision. We are considering options for Hutchings Station, but have not yet made a final decision. We do not believe that any accruals are needed related to the Hutchings Station.

Environmental Matters Related to Air Quality

Clean Air Act Compliance

In 1990, the federal government amended the CAA to further regulate air pollution. Under the CAA, the USEPA sets limits on how much of a pollutant can be in the ambient air anywhere in the United States. The CAA allows individual states to have stronger pollution controls than those set under the CAA, but states are not allowed to have weaker pollution controls than those set for the whole country. The CAA has a material effect on our operations and such effects are detailed below with respect to certain programs under the CAA.

Cross-State Air Pollution Rule

The Clean Air Interstate Rule (CAIR) final rules were published on May 12, 2005. CAIR created an interstate trading program for annual NOx emission allowances and made modifications to an existing trading program for SO2. Litigation brought by entities not including DP&L resulted in a decision by the U.S. Court of Appeals for the Disctrict of Columbia on July 11, 2008 to vacate CAIR and its associated Federal Implementation Plan. On December 23, 2008, the U.S. Court of Appeals issued an order on reconsideration that permits CAIR to remain in effect until the USEPA issues new regulations that would conform to the CAA requirements and the Court's July 2008 decision.

In an attempt to conform to the Court's decision, on July 6, 2010, the USEPA proposed the Clean Air Transport Rule (CATR). These rules were finalized as the Cross-State Air Pollution Rule (CSAPR) on July 6, 2011, but subsequent litigation has resulted in their implementation being delayed indefinitely.  CSAPR creates four separate trading programs: two SO2 areas (Group 1 and Group 2); and two NOx reduction requirements (annual and ozone season). Group 1 states (16 states including Ohio) would have had to meet a 2012 cap and additional reductions in 2014. Group 2 states (7 states) will only have had to meet the 2012 cap. We do not believe the rule will have a material effect on our operations in 2012.  The Ohio EPA has a State Implementation Plan (SIP) that incorporates the CAIR program requirements, which remain in effect pending judicial review of CSAPR. If CSAPR becomes effective, it is expected to institute a Federal Implementation Plan (FIP) in lieu of state SIPs and allow for the states to develop SIPs for approval as early as 2013. DP&L is unable to estimate the impact of any new requirements; however, CSAPR could have a material effect on our operations.

Mercury and Other Hazardous Air Pollutants

On May 3, 2011, the USEPA published proposed Maximum Achievable Control Technology (MACT) standards for coal- and oil-fired electric generating units. The standards include new requirements for emissions of mercury and a number of other heavy metals. The EPA Administrator signed the final rule, now called MATS (Mercury and Air Toxics Standards), on December 16, 2011, and the rule was published in the Federal Register on February 16, 2012. Affected electric generating units (EGUs) will have to come into compliance with the new requirements by April 16, 2015, but may be granted an additional year contingent on Ohio EPA approval. DP&L is evaluating the costs that may be incurred to comply with the new requirement; however, MATS could have a material adverse effect on our operations and result in material compliance costs.

On April 29, 2010, the USEPA issued a proposed rule that would reduce emissions of toxic air pollutants from new and existing industrial, commercial and institutional boilers, and process heaters at major and area source facilities. The final rule was published in the Federal Register on March 21, 2011. This regulation affects seven auxiliary boilers used for start-up purposes at DP&L's generation facilities. The regulations contain emissions limitations, operating limitations and other requirements. The compliance date was originally March 21, 2014. However, the USEPA has announced that the compliance date for existing boilers will be delayed until a judicial review is no longer pending or until the EPA completes its reconsideration of the rule. In December 2011, the EPA proposed additional changes to this rule and solicited comments. Compliance costs are not expected to be material to DP&L's operations.

On May 3, 2010, the USEPA finalized the "National Emissions Standards for Hazardous Air Pollutants" for compression ignition (CI) reciprocating internal combustion engines (RICE). The units affected at DP&L are 18 diesel electric generating engines and eight emergency "black start" engines. The existing CI RICE units must comply by May 3, 2013. The regulations contain emissions limitations, operating limitations and other requirements. Compliance costs on DP&L's operations are not expected to be material.

National Ambient Air Quality Standards

On January 5, 2005, the USEPA published its final non-attainment designations for the National Ambient Air Quality Standard (NAAQS) for Fine Particulate Matter 2.5 (PM 2.5). These designations included counties and partial counties in which DP&L operates and/or owns generating facilities. As of December 31, 2011, DP&L's Stuart, Killen and Hutchings Stations were located in non-attainment areas for the annual PM 2.5 standard. There is a possibility that these areas will be re-designated as "attainment" for PM 2.5 within the next few quarters. We cannot predict the effect the revisions to the PM 2.5 standard will have on DP&L's financial condition or results of operations.

On May 5, 2004, the USEPA issued its proposed regional haze rule, which addresses how states should determine the Best Available Retrofit Technology (BART) for sources covered under the regional haze rule. Final rules were published July 6, 2005, providing states with several options for determining whether sources in the state should be subject to BART. In the final rule, the USEPA made the determination that CAIR achieves greater progress than BART and may be used by states as a BART substitute. Numerous units owned and operated by us will be affected by BART. We cannot determine the extent of the effect until Ohio determines how BART will be implemented.

On September 16, 2009, the USEPA announced that it would reconsider the 2008 national ground level ozone standard. On September 2, 2011, the USEPA decided to postpone their revisiting of this standard until 2013. DP&L cannot determine the effect of this potential change, if any, on its operations.

Effective April 12, 2010, the USEPA implemented revisions to its primary NAAQS for nitrogen dioxide. This change may affect certain emission sources in heavy traffic areas like the I-75 corridor between Cincinnati and Dayton after 2016. Several of our facilities or co-owned facilities are within this area. DP&L cannot determine the effect of this potential change, if any, on its operations.

Effective August 23, 2010, the USEPA implemented revisions to its primary NAAQS for SO2 replacing the current 24-hour standard and annual standard with a one hour standard. DP&L cannot determine the effect of this potential change, if any, on its operations. No effects are anticipated before 2014.

Carbon Emissions and Other Greenhouse Gases

In response to a U.S. Supreme Court decision that the USEPA has the authority to regulate CO2 emissions from motor vehicles, the USEPA made a finding that CO2 and certain other GHGs are pollutants under the CAA. Subsequently, under the CAA, USEPA determined that CO2 and other GHGs from motor vehicles threaten the health and welfare of future generations by contributing to climate change. This finding became effective in January 2010. On June 26, 2012, the D.C. Circuit Court upheld this finding and other GHG regulations following challenges from industry and state opponents. On April 1, 2010, USEPA signed the "Light-Duty Vehicle Greenhouse Gas Emission Standards and Corporate Average Fuel Economy Standards" rule. Under USEPA's view, this is the final action that renders carbon dioxide and other GHGs "regulated air pollutants" under the CAA.

Under USEPA regulations finalized in May 2010 (referred to as the "Tailoring Rule"), the USEPA began regulating GHG emissions from certain stationary sources in January 2011. The Tailoring rule sets forth criteria for determining which facilities are required to obtain permits for their GHG emissions pursuant to the CAA Prevention of Significant Deterioration and Title V operating permit programs. Under the Tailoring Rule, permitting requirements are being phased in through successive steps that may expand the scope of covered sources over time. The USEPA has issued guidance on what the Best Available Control Technology entails for the control of GHGs and individual states are required to determine what controls are required for facilities on a case-by-case basis. The ultimate impact of the Tailoring Rule to DP&L cannot be determined at this time, but the cost of compliance could be material.

The USEPA plans to propose GHG standards for new and modified electric generating units (EGUs) under CAA subsection 111(b) – and propose and promulgate guidelines for states to address GHG standards for existing EGUs under CAA subsection 111(d) during 2012. These rules may focus on energy efficiency improvements at power plants. We cannot predict the effect of these standards, if any, on DP&L's operations.

Approximately 99% of the energy we produce is generated by coal. DP&L's share of CO2 emissions at generating stations we own and co-own is approximately 16 million tons annually. Proposed GHG legislation finalized at a future date could have a significant effect on DP&L's operations and costs, which could adversely affect our net income, cash flows and financial condition. However, due to the uncertainty associated with such legislation, we cannot predict the final outcome or the financial impact that such legislation may have on DP&L.

On September 22, 2009, the USEPA issued a final rule for mandatory reporting of GHGs from large sources that emit 25,000 metric tons per year or more of CO2, including electric generating units. DP&L's first report to the USEPA was submitted prior to the September 30, 2011 due date for 2010 emissions. This reporting rule will guide development of policies and programs to reduce emissions. DP&L does not anticipate that this reporting rule will result in any significant cost or other effect on current operations.

Litigation, Notices of Violation and Other Matters Related to Air Quality

Litigation Involving Co-Owned Plants

On June 20, 2011, the U.S. Supreme Court ruled that the USEPA's regulation of GHGs under the CAA displaced any right that plaintiffs may have had to seek similar regulation through federal common law litigation in the court system. Although we are not named as a party to these lawsuits, DP&L is a co-owner of coal-fired plants with Duke Energy and AEP (or their subsidiaries) that could have been affected by the outcome of these lawsuits or similar suits that may have been filed against other electric power companies, including DP&L. Because the issue was not squarely before it, the U.S. Supreme Court did not rule against the portion of plaintiffs' original suits that sought relief under state law.

As a result of a 2008 consent decree entered into with the Sierra Club and approved by the U.S. District Court for the Southern District of Ohio, DP&L and the other owners of the J.M. Stuart generating station are subject to certain specified emission targets related to NOx, SO2 and particulate matter. The consent decree also includes commitments for energy efficiency and renewable energy activities. An amendment to the consent decree was entered into and approved in 2010 to clarify how emissions would be computed during malfunctions. Continued compliance with the consent decree, as amended, is not expected to have a material effect on DP&L's results of operations, financial condition or cash flows in the future.

Notices of Violation Involving Co-Owned Plants

In November 1999, the USEPA filed civil complaints and NOVs against operators and owners of certain generation facilities for alleged violations of the CAA. Generation units operated by Duke Energy (Beckjord Unit 6) and CSP (Conesville Unit 4) and co-owned by DP&L were referenced in these actions. Although DP&L was not identified in the NOVs, civil complaints or state actions, the results of such proceedings could materially affect DP&L's co-owned plants.

In June 2000, the USEPA issued a NOV to the DP&L-operated J.M. Stuart generating station (co-owned by DP&L, Duke Energy, and CSP) for alleged violations of the CAA. The NOV contained allegations consistent with NOVs and complaints that the USEPA had brought against numerous other coal-fired utilities in the Midwest. The NOV indicated the USEPA may: (1) issue an order requiring compliance with the requirements of the Ohio SIP; or (2) bring a civil action seeking injunctive relief and civil penalties of up to $27,500 per day for each violation. To date, neither action has been taken. DP&L cannot predict the outcome of this matter.

In December 2007, the Ohio EPA issued a NOV to the DP&L-operated Killen generating station (co-owned by DP&L and Duke Energy) for alleged violations of the CAA. The NOV alleged deficiencies in the continuous monitoring of opacity. We submitted a compliance plan to the Ohio EPA on December 19, 2007. To date, no further actions have been taken by the Ohio EPA.

On March 13, 2008, Duke Energy, the operator of the Zimmer generating station, received a NOV and a Finding of Violation (FOV) from the USEPA alleging violations of the CAA, the Ohio State Implementation Program (SIP) and permits for the Station in areas including SO2, opacity and increased heat input. A second NOV and FOV with similar allegations was issued on November 4, 2010. Also in 2010, USEPA issued an NOV to Zimmer for excess emissions. DP&L is a co-owner of the Zimmer generating station and could be affected by the eventual resolution of these matters. Duke Energy is expected to act on behalf of itself and the co-owners with respect to these matters. DP&L is unable to predict the outcome of these matters.

Notices of Violation Involving Wholly-Owned Plants

In 2007, the Ohio EPA and the USEPA issued NOVs to DP&L for alleged violations of the CAA at the O.H. Hutchings Station. The NOVs' alleged deficiencies relate to stack opacity and particulate emissions. Discussions are under way with the USEPA, the U.S. Department of Justice and Ohio EPA. On November 18, 2009, the USEPA issued an NOV to DP&L for alleged NSR violations of the CAA at the O.H. Hutchings Station relating to capital projects performed in 2001 involving Unit 3 and Unit 6. DP&L does not believe that the projects described in the NOV were modifications subject to NSR. DP&L is engaged in discussions with the USEPA and Justice Department to resolve these matters, but DP&L is unable to determine the timing, costs or method by which these issues may be resolved. The Ohio EPA is kept apprised of these discussions.

Environmental Matters Related to Water Quality, Waste Disposal and Ash Ponds

Clean Water Act – Regulation of Water Intake

On July 9, 2004, the USEPA issued final rules pursuant to the Clean Water Act governing existing facilities that have cooling water intake structures. The rules require an assessment of impingement and/or entrainment of organisms as a result of cooling water withdrawal. A number of parties appealed the rules. In April 2009, the U.S. Supreme Court ruled that the USEPA did have the authority to compare costs with benefits in determining best technology available. The USEPA released new proposed regulations on March 28, 2011, published in the Federal Register on April 20, 2011. We submitted comments to the proposed regulations on August 17, 2011. The final rules are expected to be in place by mid-2012. We do not yet know the impact these proposed rules will have on our operations.

Clean Water Act – Regulation of Water Discharge

In December 2006, we submitted an application for the renewal of the Stuart Station NPDES Permit that was due to expire on June 30, 2007. In July 2007, we received a draft permit proposing to continue our authority to discharge water from the station into the Ohio River. On February 5, 2008, we received a letter from the Ohio EPA indicating that they intended to impose a compliance schedule as part of the final Permit, that requires us to implement one of two diffuser options for the discharge of water from the station into the Ohio River as identified in a thermal discharge study completed during the previous permit term. Subsequently, DP&L and the Ohio EPA reached an agreement to allow DP&L to restrict public access to the water discharge area as an alternative to installing one of the diffuser options. Ohio EPA issued a revised draft permit that was received on November 12, 2008. In December 2008, the USEPA requested that the Ohio EPA provide additional information regarding the thermal discharge in the draft permit. In June 2009, DP&L provided information to the USEPA in response to their request to the Ohio EPA. In September 2010, the USEPA formally objected to a revised permit provided by Ohio EPA due to questions regarding the basis for the alternate thermal limitation. In December 2010, DP&L requested a public hearing on the objection, which was held on March 23, 2011. We participated in and presented our position on the issue at the hearing and in written comments submitted on April 28, 2011. In a letter to the Ohio EPA dated September 28, 2011, the USEPA reaffirmed its objection to the revised permit as previously drafted by the Ohio EPA. This reaffirmation stipulated that if the Ohio EPA does not re-draft the permit to address the USEPA's objection, then the authority for issuing the permit will pass to the USEPA. The Ohio EPA issued another draft permit in December 2011 and a public hearing was held on February 2, 2012. The draft permit would require DP&L, over the 54 months following issuance of a final permit, to take undefined actions to lower the temperature of its discharged water to a level unachievable by the station under its current design or alternatively make other significant modifications to the cooling water system. DP&L submitted comments to the draft permit and is considering legal options. Depending on the outcome of the process, the effects could be material on DP&L's operation.

In September 2009, the USEPA announced that it will be revising technology-based regulations governing water discharges from steam electric generating facilities. The rulemaking included the collection of information via an industry-wide questionnaire as well as targeted water sampling efforts at selected facilities. Subsequent to the information collection effort, it is anticipated that the USEPA will release a proposed rule by mid-2012 with a final regulation in place by early 2014. At present, DP&L is unable to predict the impact this rulemaking will have on its operations.

Regulation of Waste Disposal

In September 2002, DP&L and other parties received a special notice that the USEPA considers us to be a PRP for the clean-up of hazardous substances at the South Dayton Dump landfill site. In August 2005, DP&L and other parties received a general notice regarding the performance of a Remedial Investigation and Feasibility Study (RI/FS) under a Superfund Alternative Approach. In October 2005, DP&L received a special notice letter inviting it to enter into negotiations with the USEPA to conduct the RI/FS. No recent activity has occurred with respect to that notice or PRP status. However, on August 25, 2009, the USEPA issued an Administrative Order requiring that access to DP&L's service center building site, which is across the street from the landfill site, be given to the USEPA and the existing PRP group to help determine the extent of the landfill site's contamination as well as to assess whether certain chemicals used at the service center building site might have migrated through groundwater to the landfill site. DP&L granted such access and drilling of soil borings and installation of monitoring wells occurred in late 2009 and early 2010. On May 24, 2010, three members of the existing PRP group, Hobart Corporation, Kelsey-Hayes Company and NCR Corporation, filed a civil complaint in the United States District Court for the Southern District of Ohio against DP&L and numerous other defendants alleging that DP&L and the other defendants contributed to the contamination at the South Dayton Dump landfill site and seeking reimbursement of the PRP group's costs associated with the investigation and remediation of the site. On February 10, 2011, the Court dismissed claims against DP&L that related to allegations that chemicals used by DP&L at its service center contributed to the landfill site's contamination. The Court, however, did not dismiss claims alleging financial responsibility for remediation costs based on hazardous substances from DP&L that were allegedly directly delivered by truck to the landfill. Discovery, including depositions of past and present DP&L employees, is ongoing. While DP&L is unable to predict the outcome of these matters, if DP&L were required to contribute to the clean-up of the site, it could have a material adverse effect on its operations.

In December 2003, DP&L and other parties received a special notice that the USEPA considers us to be a PRP for the clean-up of hazardous substances at the Tremont City landfill site. Information available to DP&L does not demonstrate that it contributed hazardous substances to the site. While DP&L is unable to predict the outcome of this matter, if DP&L were required to contribute to the clean-up of the site, it could have a material adverse effect on its operations.

On April 7, 2010, the USEPA published an Advance Notice of Proposed Rulemaking announcing that it is reassessing existing regulations governing the use and distribution in commerce of polychlorinated biphenyls (PCBs). While this reassessment is in the early stages and the USEPA is seeking information from potentially affected parties on how it should proceed, the outcome may have a material effect on DP&L. The USEPA has indicated that a proposed rule will be released in late 2012. At present, DP&L is unable to predict the impact this initiative will have on its operations.

Regulation of Ash Ponds

In March 2009, the USEPA, through a formal Information Collection Request, collected information on ash pond facilities across the country, including those at Killen and J.M. Stuart Stations. Subsequently, the USEPA collected similar information for O.H. Hutchings Station.

In August 2010, the USEPA conducted an inspection of the O.H. Hutchings Station ash ponds. In June 2011, the USEPA issued a final report from the inspection including recommendations relative to the O.H. Hutchings Station ash ponds. DP&L is unable to predict whether there will be additional USEPA action relative to DP&L's proposed plan or the effect on operations that might arise under a different plan.

In June 2011, the USEPA conducted an inspection of the Killen Station ash ponds. DP&L is unable to predict the outcome this inspection will have on its operations.

There has been increasing advocacy to regulate coal combustion byproducts under the Resource Conservation Recovery Act (RCRA). On June 21, 2010, the USEPA published a proposed rule seeking comments on two options under consideration for the regulation of coal combustion byproducts including regulating the material as a hazardous waste under RCRA Subtitle C or as a solid waste under RCRA Subtitle D. The USEPA anticipates issuing a final rule on this topic in late 2012. DP&L is unable to predict the financial effect of this regulation, but if coal combustion byproducts are regulated as hazardous waste, it is expected to have a material adverse effect on operations.

Notice of Violation involving Co-Owned Plants

On September 9, 2011, DP&L received a notice of violation from the USEPA with respect to its co-owned J.M. Stuart generating station based on a compliance evaluation inspection conducted by the USEPA and Ohio EPA in 2009. The notice alleged non-compliance by DP&L with certain provisions of the RCRA, the Clean Water Act National Pollutant Discharge Elimination System permit program and the station's storm water pollution prevention plan. The notice requested that DP&L respond with the actions it has subsequently taken or plans to take to remedy the USEPA's findings and ensure that further violations will not occur. Based on its review of the findings, although there can be no assurance, we believe that the notice will not result in any material effect on DP&L's results of operations, financial condition or cash flow.

Legal and Other Matters

In February 2007, DP&L filed a lawsuit against a coal supplier seeking damages incurred due to the supplier's failure to supply approximately 1.5 million tons of coal to two commonly owned plants under a coal supply agreement, of which approximately 570 thousand tons was DP&L's share. DP&L obtained replacement coal to meet its needs. The supplier has denied liability, and is currently in federal bankruptcy proceedings in which DP&L is participating as an unsecured creditor. DP&L is unable to determine the ultimate resolution of this matter. DP&L has not recorded any assets relating to possible recovery of costs in this lawsuit.

In connection with DP&L and other utilities joining PJM, in 2006, the FERC ordered utilities to eliminate certain charges to implement transitional payments, known as SECA, effective December 1, 2004 through March 31, 2006, subject to refund. Through this proceeding, DP&L was obligated to pay SECA charges to other utilities, but received a net benefit from these transitional payments. A hearing was held and an initial decision was issued in August 2006. A final FERC order on this issue was issued on May 21, 2010 that substantially supports DP&L's and other utilities' position that SECA obligations should be paid by parties that used the transmission system during the timeframe stated above. Prior to this final order being issued, DP&L entered into a significant number of bilateral settlement agreements with certain parties to resolve the matter, which by design will be unaffected by the final decision. With respect to unsettled claims, DP&L management has deferred $17.8 million and $15.4 million as of December 31, 2011 and December 31, 2010, respectively, as Other deferred credits representing the amount of unearned income and interest where the earnings process is not complete. The amount at December 31, 2011 includes estimated earnings and interest of $5.2 million. On September 30, 2011, the FERC issued two SECA-related orders that affirmed an earlier order issued in 2010 by denying the rehearing requests that a number of different parties, including DP&L, had filed. These orders are now final, subject to possible appellate court review. These orders do not affect prior settlements that had been reached with other parties that owed SECA revenues to DP&L or were recipients of amounts paid by DP&L. For other parties that had not previously settled with DP&L, the exact timing and amounts of any payments that would be made or received by DP&L under these orders is still uncertain.

The following lawsuits were filed in connection with the Merger (See Item 1A, "Risk Factors," for additional risks related to the Merger) seeking, among other things, one or more of the following: to rescind the Merger or for rescissory damages, or to commence a sale process and/or obtain an alternative transaction or to recover an unspecified amount of other damages and costs, including attorneys' fees and expenses, or a constructive trust or an accounting from the individual defendants for benefits they allegedly obtained as a result of their alleged breach of duty. Only the lawsuit filed by the Payne Family Trust noted below remains pending as of the date of this report.

On April 21, 2011, a lawsuit was filed in the Court of Common Pleas of Montgomery County, Ohio, naming DPL and each member of DPL's board of directors, AES and Dolphin Sub, Inc. as defendants. The lawsuit was a purported class action filed by Patricia A. Heinmullter on behalf of herself and an alleged class of DPL shareholders. On March 22, 2012, the Court entered an order dismissing this lawsuit with prejudice pursuant to a stipulation filed by the parties. Plaintiff had alleged, among other things, that DPL's directors breached their fiduciary duties in approving the Merger of DPL and AES and that AES and Dolphin Sub, Inc. aided and abetted such breach.

On April 26, 2011, a lawsuit was filed in the United States District Court for the Southern District of Ohio, Western Division (the "District Court"), naming each member of DPL's board of directors, AES and Dolphin Sub, Inc. as defendants and naming DPL as a nominal defendant. The lawsuit filed by Stephen Kubiak is a purported class action on behalf of plaintiff and an alleged class of DPL shareholders and a purported derivative action on behalf of DPL. Plaintiff alleges, among other things, that DPL's directors breached their fiduciary duties in approving the Merger of DPL and AES and that AES and Dolphin Sub, Inc. aided and abetted such breach.

On April 27, 2011, another lawsuit was filed in the Court of Common Pleas of Montgomery County, Ohio, naming DPL, each member of DPL's board of directors, AES and Dolphin Sub, Inc. as defendants. The lawsuit filed by Laurence D. Paskowitz was a purported class action on behalf of plaintiff and an alleged class of DPL shareholders. On March 21, 2012, the Court entered an order dismissing this lawsuit with prejudice pursuant to a stipulation filed by the parties.    Plaintiff had alleged, among other things, that DPL's directors breached their fiduciary duties in approving the Merger of DPL and AES and that DPL, AES and Dolphin Sub, Inc. aided and abetted such breach.

On April 28, 2011, a lawsuit was filed in the Court of Common Pleas of Montgomery County, Ohio, naming DPL and each member of DPL's board of directors as defendants. The lawsuit filed by Payne Family Trust is a purported class action on behalf of plaintiff and an alleged class of DPL shareholders. Plaintiff alleges, among other things, that DPL's directors breached their fiduciary duties in approving the Merger of DPL and AES.

On May 4, 2011, a lawsuit was filed in the District Court naming DPL, each member of DPL's board of directors, AES and Dolphin Sub, Inc. as defendants. The lawsuit filed by Patrick Nichting is a purported class action on behalf of plaintiff and an alleged class of DPL shareholders and a purported derivative action on behalf of DPL. Plaintiff alleges, among other things, that DPL's directors breached their fiduciary duties in approving the Merger of DPL and AES and that DPL, AES and Dolphin Sub, Inc. aided and abetted such breach.

On May 20, 2011, a lawsuit was filed in the District Court naming DPL, each member of DPL's board of directors, AES and Dolphin Sub, Inc. as defendants. The lawsuit filed by Ralph B. Holtmann and Catherine P. Holtmann is a purported class action on behalf of plaintiffs and an alleged class of DPL shareholders. Plaintiffs allege, among other things, that DPL's directors breached their fiduciary duties in approving the Merger of DPL and AES and that DPL, AES and Dolphin Sub, Inc. aided and abetted such breach.

On May 24, 2011, a lawsuit was filed in the Court of Common Pleas of Montgomery County, Ohio, naming each member of DPL's board of directors and AES as defendants and naming DPL as a nominal defendant. The lawsuit filed by Maxine Levy was a purported class action on behalf of plaintiff and an alleged class of DPL shareholders and a purported derivative action on behalf of DPL. On March 22, 2012, the Court entered an order dismissing this lawsuit with prejudice pursuant to a stipulation filed by the parties. Plaintiff had alleged, among other things, that DPL's directors breached their fiduciary duties in approving the Merger of DPL and AES and that AES and Dolphin Sub, Inc. aided and abetted such breach.

On June 13, 2011, the three actions in the District Court were consolidated. On June 14, 2011, the District Court granted Plaintiff Nichting's motion to appoint lead and liaison counsel. On June 30, 2011, plaintiffs in the consolidated federal action filed an amended complaint that added claims based on alleged omissions in the preliminary proxy statement that DPL filed on June 22, 2011 (the "Preliminary Proxy Statement"). Plaintiffs, in their individual capacity only, asserted a claim against DPL and its directors under Section 14(a) of the Securities Exchange Act of 1934 (the "Exchange Act") for purported omissions in the Preliminary Proxy Statement and a claim against DPL's directors for control person liability under Section 20(a) of the Exchange Act. In addition, plaintiffs purported to assert state law claims directly on behalf of Plaintiffs and an alleged class of DPL shareholders and derivatively on behalf of DPL. Plaintiffs alleged, among other things, that DPL's directors breached their fiduciary duties in approving the Merger Agreement for the Merger of DPL and AES and that DPL, AES and Dolphin Sub, Inc. aided and abetted such breach.

On February 24, 2012, the District Court entered an order approving a settlement between DPL, DPL's directors, AES and Dolphin Sub, Inc. and the plaintiffs in the consolidated federal action. The settlement resolves all pending federal court litigation related to the Merger, including the Kubiak, Holtmann and Nichting actions, results in the release by the plaintiffs and the proposed settlement class of all claims that were or could have been brought challenging any aspect of the Merger Agreement, the Merger and any disclosures made in connection therewith and provides for an immaterial award of plaintiffs' attorneys' fees and expenses.